UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report                  Date of earliest event reported
         March 18, 2002                           March 1, 2002



                             HomeSide Lending, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



        Florida                     1-12979                  59-2725415
        -------                     -------                  ----------

(state or other jurisdiction      (Commission               (IRS Employer
            of incorporation)      File Number)           Identification No.)





                   7301 Baymeadows Way, Jacksonville, FL 32256
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (904) 281-3000
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

On March 1, 2002, the sale of certain assets of HomeSide Lending, Inc. (the "Company") and certain of its subsidiaries to Washington Mutual Bank, FA ("WaMu") as contemplated by the Asset Purchase/Liability Assumption Agreement dated as of December 11, 2001 (the "Asset Purchase Agreement") among National Australia Bank Limited (ABN 12 004 044 937) (the "Company's Parent"), the Company, HomeSide International, Inc. and WaMu, was consummated.

In consideration, WaMu paid an amount approximately equal to the net book value of the acquired assets, plus a premium of $25 million.

The preceding is qualified in its entirety by reference to the Asset Purchase Agreement and a press release, Exhibits 2.1 and 99.1, respectively, previously filed and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (b) Pro Forma Financial Information

         (i)    Company Pro Forma   Balance   Sheet  as  of  December  31,  2001
                (unaudited).

         (ii) Company Pro Forma Statement of Income for the twelve months ended September 30, 2001 (unaudited).

         (iii) Company Pro Forma Statement of Income for the three months ended December 31, 2001 (unaudited).


         (c) Exhibits

         The following exhibits are filed herewith or incorporated by reference to a prior filing:

         2.1 Asset Purchase/Liability Assumption Agreement, dated as of December 11, 2001, among National Australia Bank Limited (ABN 12 004 044 937), HomeSide Lending, Inc., HomeSide International, Inc. and Washington Mutual Bank, FA (incorporated herein by reference to Exhibit 10.89 to HomeSide Lending, Inc.'s Annual Report filed on Form 10-K for the year ended September 30, 2001).

         99.1 Press Release issued March 2, 2002 by the Company's Parent (incorporated by reference to Exhibit 99.1 filed with Form 8-K dated March 8, 2002).

                             HOMESIDE LENDING, INC.
                   Pro Forma Consolidated Financial Statements


The accompanying unaudited pro forma consolidated financial statements of the Company illustrate the effect of the disposition of assets and assumption of liabilities by WaMu. The statements reflect the application of the net proceeds as described in the Notes to Pro Forma Consolidated Balance Sheet. The amounts are estimated and subject to further closing adjustments. The unaudited pro forma consolidated balance sheet as of December 31, 2001, is based on the historical balance sheet of the Company as of that date and assumes the disposition took place on that date. The unaudited pro forma consolidated statements of income for the twelve months ended September 30, 2001, and the three months ended December 31, 2001, are based on the historical statements of income of the Company for those periods and assume the disposition took place on October 1, 2000.

The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and may not be indicative of the actual results of the disposition. The unaudited pro forma consolidated financial information does not purport to represent the results that actually would have occurred if the disposition had in fact occurred on such date or to project the results that may be achieved in the future. In particular, the unaudited pro forma consolidated financial statements are based on assumptions and current estimates prepared by the Company and deemed proper by it. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.


                             HOMESIDE LENDING, INC.
                Pro Forma Consolidated Balance Sheet (Unaudited)
                                December 31, 2001
                    (Dollars in Thousands, Except Share Data)


                                                                 (1)                       (2)
                                                             As Reported                Pro Forma
                                                          December 31, 2001            Adjustments                Pro Forma
                                                        ---------------------     --------------------      ----------------------
    ASSETS

    Cash and cash equivalents                                 $   213,693           $   2,240,270  (3)         $    2,453,963
    Mortgage loans held for sale, net                           2,115,961              (2,059,457) (4)                 56,504
    Mortgage servicing rights, net                              3,109,322                 (56,678) (4)              3,052,644
    Risk management instruments at fair value, net                 63,265                 (12,748) (4)                 50,517
    Early pool buyout advances                                    225,062                       -                     225,062
    Accounts receivable, net                                      408,824                 (20,661) (4)                388,163
    Premises and equipment, net                                    79,585                 (78,501) (4)                  1,084
    Other assets                                                   54,094                  (4,813) (4)                 49,281

                                                        ---------------------     --------------------      ----------------------

    Total Assets                                              $ 6,269,806           $       7,412              $    6,277,218
                                                        =====================     ====================      ======================

    LIABILITIES AND STOCKHOLDER'S EQUITY

    Accounts payable and accrued liabilities                  $   617,094           $      46,489  (4)         $      663,583
    Notes payable                                               2,537,898                      -                    2,537,898
    Long-term debt                                              1,814,524                 (21,377) (5)              1,793,147
    Deferred income taxes, net                                      6,626                       -                       6,626
                                                        ---------------------     --------------------      ----------------------

    Total Liabilities                                           4,976,142                  25,112                   5,001,254
                                                        ---------------------     --------------------      ----------------------

    Stockholder's Equity:
    Common stock:
        Common stock, $1.00 par value, 185.7 shares
            authorized, issued, and outstanding                         -                       -                           -
    Additional paid-in capital                                                                  -
                                                                3,310,541                                           3,310,541
    Accumulated deficit                                        (2,008,565)                (17,700) (6)             (2,026,265)
    Accumulated other comprehensive loss                           (8,312)                      -                      (8,312)
                                                        ---------------------   ----------------------      ----------------------

    Total Stockholder's Equity                                  1,293,664                 (17,700)                  1,275,964
                                                        ---------------------   ----------------------      ----------------------

    Total Liabilities and Stockholder's Equity                $ 6,269,806           $       7,412              $    6,277,218
                                                        =====================   ======================      ======================

                             HOMESIDE LENDING, INC.
            Notes to Pro Forma Consolidated Balance Sheet (Unaudited)



1.       Reflects  the  historical  unaudited   consolidated  balance  sheet  at
         December 31, 2001 for HomeSide Lending, Inc.


2. Reflects pro forma adjustments related to the consummation of the Asset Purchase Agreement with WaMu, as if such consummation occurred as of December 31, 2001.


3. Reflects the impact of the disposition on Cash and cash equivalents and is comprised of the following (in millions):

         Cash from sale                                                         $ 2,263.3
         Cash and cash equivalents included in disposition of assets                 (5.8)
         Cash used in prepayment of mortgage payable                                (17.2)
                                                                                ----------
                  Net increase in Cash and Cash equivalents                     $ 2,240.3

         The proceeds of the transaction will be based upon the valuation of the assets disposed of at the date of the sale. The largest component of the assets to be sold, mortgage loans held for sale, increases and decreases significantly through time, primarily as a result of changes in the level of mortgage loan interest rates. There is a corresponding variability in the level of notes payable, which are the principle funding source of such loans. At the consummation of the transaction, March 1, 2002, mortgage loans held for sale was approximately $1.0 billion less than at December 31, 2001, and there was a corresponding reduction in notes payable as well as the proceeds from the transaction.


4. Reflects the sale of specified assets and the assumption of specified liabilities, as detailed in the Asset Purchase Agreement, and includes the addition of a $58.8 million accrued liability for transaction costs related to the sale.


5. Reflects the prepayment of the mortgage payable for which the main office building was pledged as collateral. The balance of the mortgage payable at December 31, 2001, including the fair value adjustments resulting from the merger with the Company's Parent, was $21.4 million.


6. Reflects a $41.1 million excess over the net book value of the assets sold and net transaction costs of $58.8 million associated with the transaction, principally employee related costs and legal and advisory fees. The Company's Parent is an Australian corporation. Accounting principles generally accepted in Australia vary in certain respects from accounting principles generally accepted in the United States of America. As a result of those variances, the recorded basis in certain of the assets sold in the transaction is different for the Company than for the Company's Parent, and the loss recorded by the Company's Parent will be less than that shown here.


                             HOMESIDE LENDING, INC.
             Pro Forma Consolidated Statement of Income (Unaudited)
                 For the Twelve Months Ended September 30, 2001
                             (Dollars in Thousands)


                                                               (1)                      (2)
                                                          For the Twelve                                      Pro Forma for the
                                                           Months Ended              Pro Forma               Twelve Months Ended
                                                        September 30, 2001          Adjustments               September 30, 2001
                                                       ----------------------    --------------------      -------------------------

REVENUES:
Mortgage servicing fees                                         $    876,446             $      -                     $     876,446
Amortization of mortgage servicing rights                           (623,269)                   -                          (623,269)
Risk management of mortgage servicing rights                         872,873                    -                           872,873
Valuation provision of mortgage servicing rights                  (2,556,450)                   -                        (2,556,450)
                                                       ----------------------    --------------------      -------------------------
    Net servicing (expense) revenue                               (1,430,400)                   -                        (1,430,400)

Interest income                                                      122,928                (100,459)                        22,469
Interest expense                                                    (158,557)                 69,569                        (88,988)
                                                       ----------------------    --------------------      -------------------------
    Net interest (expense) revenue                                   (35,629)                (30,890)  (3)                  (66,519)

Net mortgage origination revenue                                     197,534                (180,142)  (4)                   17,392
Other income                                                          16,207                  (3,742)  (5)                   12,465
                                                       ----------------------    --------------------      -------------------------
    Total (Expenses) Revenues                                     (1,252,288)               (214,774)                    (1,467,062)


EXPENSES:
Salaries and employee benefits                                       139,022                (135,422)                         3,600
Occupancy and equipment                                               43,764                 (42,564)                         1,200
Servicing losses on investor-owned loans
   and foreclosure-related expenses                                   32,348                    -                            32,348
Impairment of goodwill and other intangible assets                   575,996                    -                           575,996
Goodwill amortization                                                 31,299                    -                            31,299
Other expenses                                                        69,166                  89,065                        158,231
                                                       ----------------------    --------------------      ------------------------
    Total Expenses                                                   891,595                 (88,921)  (6)                  802,674

(Loss) income before income taxes and cumulative
effect of a change in accounting principle                        (2,143,883)               (125,853)                    (2,269,736)
Income tax (benefit) expense                                        (302,899)                   -                          (302,899)
                                                       ----------------------    --------------------      -------------------------

(Loss) income before cumulative effect of a change in
accounting principle                                              (1,840,984)               (125,853)                    (1,966,837)

Cumulative effect of a change in accounting for
derivative instruments and hedging activities, net of
income tax expense of $507                                               883                     -                              883
                                                       ----------------------    --------------------      -------------------------

Net (loss) income                                               $ (1,840,101)            $  (125,853)                 $  (1,965,954)
                                                       ======================    ====================      =========================


                             HOMESIDE LENDING, INC.
             Pro Forma Consolidated Statement of Income (Unaudited)
                  For the Three Months Ended December 31, 2001
                             (Dollars in Thousands)


                                                           (1)                         (2)
                                                      For the Three                                           Pro Forma for the
                                                       Months Ended           Pro Forma Adjustments           Three Months Ended
                                                    December 31, 2001                                         December 31, 2001
                                                  -----------------------    ------------------------      -------------------------

REVENUES:
Mortgage servicing fees                                       $  221,947               $       -                        $   221,947
Amortization of mortgage servicing rights                       (191,585)                      -                           (191,585)
Risk management of mortgage servicing rights                     601,290                       -                            601,290
Valuation provision of mortgage servicing rights                (597,371)                      -                           (597,371)
                                                  -----------------------    ------------------------      -------------------------
    Net servicing revenue                                         34,281                       -                             34,281

Interest income                                                   34,518                     (30,093)                         4,425
Interest expense                                                 (26,685)                     13,334                        (13,351)
                                                  -----------------------    ------------------------      -------------------------
    Net interest revenue (expense)                                 7,833                     (16,759)  (3)                   (8,926)

Net mortgage origination revenue                                  64,326                     (61,501)  (4)                    2,825
Other income                                                       3,897                      (1,950)  (5)                    1,947
                                                  -----------------------    ------------------------      -------------------------
    Total Revenues                                               110,337                     (80,210)                        30,127


EXPENSES:
Salaries and employee benefits                                    42,062                     (41,162)                           900
Occupancy and equipment                                           11,555                     (11,255)                           300
Servicing losses on investor-owned loans
   and foreclosure-related expenses                                5,906                       -                              5,906
Other expenses                                                    18,924                      20,376                         39,300
                                                  -----------------------    ------------------------      -------------------------
    Total Expenses                                                78,447                     (32,041)  (6)                   46,406

Income (loss) before income taxes                                 31,890                     (48,169)                       (16,279)

Income tax expense (benefit)                                          -                        -                                -
                                                  -----------------------    ------------------------      -------------------------


Net income (loss)                                             $   31,890               $     (48,169)                   $   (16,279)
                                                  =======================    ========================      =========================

                             HOMESIDE LENDING, INC.
        Notes to Pro Forma Consolidated Statements of Income (Unaudited)



1. Reflects the historical unaudited consolidated statement of income for HomeSide Lending, Inc. for the twelve months ended September 30, 2001 and the three months ended December 31, 2001, respectively.


2. Reflects pro forma adjustments related to the consummation of the Asset Purchase Agreement with WaMu, as if such consummation occurred on October 1, 2000. The pro forma adjustments do not purport to represent the actual changes in the Company's financial results which would have occurred if the disposition had in fact occurred on such date, nor do the pro forma consolidated statements of income purport to represent the results which would actually have occurred for the periods shown. The mortgage banking business is a volatile business, and, in particular, the periods presented were periods of rapidly falling interest rates. As a result, the Company's loan origination and production activities (which were sold in the transaction) were unusually profitable during the periods shown. Conversely, the Company's loan servicing activities were unprofitable, as a result of accelerated amortization and valuation provisions of mortgage servicing rights in this environment. The conditions leading to this environment were explained in detail in the Form 10-K for the fiscal year ended September 30, 2001 of HomeSide Lending, Inc.


3. Reflects the following adjustments to net interest revenue (expense) (in millions):

                                                                                      For the twelve months For the three months
                                                                                           ended 09/30/2001 ended 12/31/2001
                                                                                           ---------------------------------
         Eliminate interest income associated with loans held for sale                  $   (100.5)                $  (30.1)
         Eliminate interest expense on borrowings used to fund loan origination               69.0                     13.1
         Eliminate interest expense on mortgage payable                                        0.6                      0.2
                                                                                        -------------               --------
                                    Total increase in net interest (expense)            $    (30.9)                 $ (16.8)


4. Eliminate the net revenue associated with loan production activities, as the Company will no longer participate in loan origination.


5. Eliminate miscellaneous fee income associated with loan origination and servicing activities.


6. Eliminate operating expenses generated by loan origination and loan servicing operations and to reflect a reduction in staffing levels. The Company will no longer participate in loan origination and the Company's servicing portfolio will be subserviced by WaMu. Other expenses include additional fees of $150.0 million for the twelve months ended September 30, 2001 and $37.5 million for the three months ended December 31, 2001 related to the subservicing of the Company's portfolio.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HomeSide Lending, Inc.
                                            ----------------------
                                            (Registrant)

Date: March 18, 2002                        By:   /s/ Susan E. Lester
                                                  -------------------
                                                      Susan E. Lester
                                                      Chief Financial Officer